                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant To Section 14(A) Of The Securities
                      Exchange Act Of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                  The Gabelli Convertible Securities Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(I) and 0-11.

       (1)    Title of each class of securities to which transaction applies:
              __________________________________________________________________
       (2)    Aggregate number of securities to which transaction applies:
              __________________________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              __________________________________________________________________
       (4)    Proposed maximum aggregate value of transaction:
              __________________________________________________________________
       (5)    Total fee paid:
              __________________________________________________________________

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:
              __________________________________________________________________
       (2)    Form, Schedule or Registration Statement No.:
              __________________________________________________________________
       (3)    Filing Party:
              __________________________________________________________________
       (4)    Date Filed:
              __________________________________________________________________

 NOTES.

                 THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                 (914) 921-5070

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 11, 1998
                            ------------------------

To the Shareholders of
THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

     The Annual Meeting of Shareholders (the "Meeting") of The Gabelli Convertible Securities Fund, Inc. (the "Fund") will be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 11, 1998, at 8:30 a.m. During the Meeting, the Shareholders will vote on the following proposals:

     1. To elect four Directors of the Fund, two to be elected by the holders of the Fund's Common Stock and holders of its 8% Cumulative Preferred Stock ("Preferred Stock") voting together as a single class, and two to be elected by the holders of the Preferred Stock voting as a separate class (PROPOSAL 1);

     2. To ratify the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending December 31, 1998 (PROPOSAL
        2); and

     3. To consider and vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

     These items are discussed in greater detail in the attached Proxy
Statement.

     Shareholders of record at the close of business on March 2, 1998 are entitled to be present and vote at the Meeting or any adjourned Meeting.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                          By Order of the Directors

                                          JAMES E. MCKEE
                                          Secretary

April 8, 1998

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may help you and avoid the time and expense to the Fund involved in validating your vote if you do not sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                                VALID SIGNATURE
                        ------------                                ---------------
CORPORATE ACCOUNTS
(1)  ABC Corp...............................................  ABC Corp.
(2)  ABC Corp...............................................  John Doe, Treasurer
(3)  ABC Corp.
          c/o John Doe, Treasurer...........................  John Doe
(4)  ABC Corp., Profit Sharing Plan.........................  John Doe, Trustee
TRUST ACCOUNTS
(1)  ABC Trust..............................................  Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
          u/t/d 12/28/78....................................  Jane B. Doe
CORPORATE OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.
          f/b/o John B. Smith, Jr. UGMA.....................  John B. Smith
(2)  John B. Smith..........................................  John B. Smith, Jr., Executor

                 THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 11, 1998
                            ------------------------

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Directors of The Gabelli Convertible Securities Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on May 11, 1998, at 8:30 a.m., at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut, and at any adjournments thereof (the "Meeting"). The Notice of Meeting, proxy card and Proxy Statement were mailed to Shareholders on or about April 8, 1998.

     You may attend the Meeting and vote in person or you may complete and return the attached proxy. Proxies that are properly signed, dated and received before the Meeting will be voted as specified. If you specify a vote for any of the proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy but do not specify a vote of any of the proposals 1 through 3, your shares will be voted in favor of each of the nominees for Director and in favor of Proposal 2.

     On March 2, 1998, the record date for the Meeting, there were 8,045,245 shares of Common Stock and 1,200,000 shares of Preferred Stock outstanding. Shareholders of record on March 2, 1998 are entitled to vote. Shares of both the Common Stock and Preferred Stock are entitled to one vote on each proposal.

     The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding Shares of Common Stock and Preferred Stock as of the record date:

                                                       AMOUNT AND NATURE
         NAME OF OWNER(S)             CLASS OF STOCK     OF OWNERSHIP      PERCENT OF CLASS
         ----------------             --------------   -----------------   ----------------
Cede & Co FAST                            Common       3,956,068 Shares      49.17%
P.O. Box 20
Bowling Green Station                   Preferred      1,185,720 Shares      98.81%
New York, NY 10274

Mario J. Gabelli and affiliates*          Common       1,146,528 Shares      14.25%
One Corporate Center
Rye, New York 10580

---------

* Includes 117,875 shares owned directly by Mr. Gabelli, 626,405 shares owned by Gabelli Funds, Inc. or its subsidiaries, 42,751 shares owned by the Gabelli & Company, Inc. Profit-Sharing Plan, and 359,497 shares owned by discretionary accounts managed by GAMCO Investors, Inc., a wholly-owned subsidiary of Gabelli Funds, Inc.

                  SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

         PROPOSAL                      COMMON STOCKHOLDERS            PREFERRED STOCKHOLDERS
         --------                      -------------------            ----------------------
1.  Election of Directors        Common and Preferred             Common and Preferred
                                 Stockholders, voting together    Stockholders, voting together
                                 as a single class, elect two     as a single class, elect two
                                 Directors: Mario J. Gabelli and  Directors: Mario J. Gabelli and
                                 Karl Otto Pohl                   Karl Otto Pohl.

                                                                  Preferred Stockholders, voting
                                                                  as a separate class, elect two
                                                                  Directors: Felix J. Christiana
                                                                  and Anthony J. Colavita

2.  Selection of                 Common and Preferred Stockholders, voting together as a single
    Accountant                   class
3.  Other Business               Common and Preferred Stockholders, voting together as a single class

                PROPOSAL 1: TO ELECT FOUR DIRECTORS OF THE FUND

     The Board of Directors is divided into three classes, and each year the term of office of one class expires. Mario J. Gabelli, Felix J. Christiana and Karl Otto Pohl have each been nominated by the Board of Directors for three-year terms set to expire at the 2001 Annual Meeting of Shareholders. Anthony J. Colavita has been nominated by the Board of Directors for a one-year term set to expire at the 1999 Annual Meeting of Shareholders. These terms continue, however, until successors are duly qualified and elected. All of the Nominees are current Directors of the Fund and all of the current Directors except Dugald
A. Fletcher are also directors or trustees of other investment companies for which Gabelli Funds, Inc. or its affiliates serve as investment adviser (the "Gabelli Funds"). There are no family relationships among any of the Directors, nominees or executive officers of the Fund.

     The holders of both the Common Stock and Preferred Stock, voting together as a class, are entitled to elect two Directors: Mario J. Gabelli, and Karl Otto Pohl. The holders of the Preferred Stock, voting as a separate class, are entitled to elect two Directors: Felix J. Christiana and Anthony J. Colavita.

     Unless authority is withheld, the persons named in the proxy intend to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. The business address of each Director is One Corporate Center, Rye, NY 10580-1434.

                                                                 NUMBER AND PERCENTAGE OF
                                                                SHARES BENEFICIALLY OWNED
                                                                  DIRECTLY OR INDIRECTLY
                                                                    ON MARCH 2, 1998**
     NAME, POSITION WITH THE FUND, BUSINESS EXPERIENCE        ------------------------------
              DURING PAST FIVE YEARS, AND AGE                  COMMON              PREFERRED
     -------------------------------------------------         ------              ---------

NOMINEES TO SERVE UNTIL 2001 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------

*MARIO J. GABELLI, CFA                                        1,146,528(14.25%)       -0 -
     Chairman of the Board and President of the Fund since
     1989; Chairman of the Board, Chief Executive Officer
     and Chief Investment Officer of Gabelli Funds, Inc. and
     GAMCO Investors, Inc., Chairman of the Board and Chief
     Executive Officer of Lynch Corporation, a diversified
     manufacturing, communications and services company;
     Director of East/West Communications, Inc.; Governor of
     the American Stock Exchange and officer and/or director
     or trustee of 12 other Gabelli funds. Mr. Gabelli is 55
     years old.

FELIX J. CHRISTIANA                                              12,981***            -0 -
     Director of the Fund since 1989; Retired; formerly
     Senior Vice President of Dollar Dry Dock Savings Bank
     and director or trustee of 8 other Gabelli funds. Mr.
     Christiana is 72 years old.

*KARL OTTO POHL                                                    -0 -               -0 -
     Director of the Fund since 1992. Partner of Sal
     Oppenheim Jr. & Cie (private investment bank); Former
     President of the Deutsche Bundesbank and Chairman of
     its Central Bank Council from 1980 through 1991;
     Currently Board Member of IBM World Trade Europe/Middle
     East/Africa Corp.; Bertelsmann AG, Zurich
     Versicherungs-Gesellschaft (insurance); the
     International Advisory Board for JP Morgan & Co.;
     Supervisory Board Member of Royal Dutch (petroleum
     company) ROBECo/o Group; Advisory Board of Unilever
     N.V. and Unilever Deutschland; German Governor,
     International Monetary Fund from 1980 through 1991;
     Board Member, Bank for International Settlements from
     1980 through 1991 and director or trustee of 14 other
     Gabelli funds. Mr. Pohl is 68 years old.

NOMINEES SERVING UNTIL 1999 ANNUAL MEETING OF SHAREHOLDERS
----------------------------------------------------------

ANTHONY J. COLAVITA                                              22,795***           800***
     Director of the Fund since 1989. President and Attorney
     at Law in the law firm of Anthony J. Colavita, P.C. and
     director or trustee of 12 other Gabelli funds. Mr.
     Colavita is 63 years old.

                                                                 NUMBER AND PERCENTAGE OF
                                                                SHARES BENEFICIALLY OWNED
                                                                  DIRECTLY OR INDIRECTLY
                                                                    ON MARCH 2, 1998**
     NAME, POSITION WITH THE FUND, BUSINESS EXPERIENCE        ------------------------------
              DURING PAST FIVE YEARS, AND AGE                  COMMON              PREFERRED
     -------------------------------------------------         ------              ---------
     The following Directors of the Fund will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified.

DIRECTORS SERVING UNTIL 1999 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------

ANTHONIE C. VAN EKRIS                                            16,266***            -0 -
     Director of the Fund since 1992. Managing Director of
     Balmac International, Ltd. Director of Spinnaker
     Industries, Inc.; Director of Stahel Mardmeyer A.Z. and
     director or trustee of 9 other Gabelli funds. Mr. van
     Ekris is 64 years old.

*SALVATORE J. ZIZZA                                              12,887***            -0 -
     Director of the Fund since 1991. Executive Vice
     President of FMG Group (OTC), a healthcare provider;
     Chairman of The Bethlehem Corp. (ASE); Board Member of
     Hollis Eden Pharmaceuticals (OTC); former President and
     Chief Executive Officer of the Lehigh Group, Inc., an
     electrical supply wholesaler; formerly Chairman of the
     Executive Committee and Director of Binnings Building
     Products, Inc.; director or trustee of 3 other Gabelli
     funds. Mr. Zizza is 52 years old.

DIRECTORS SERVING UNTIL 2000 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------

*DUGALD A. FLETCHER                                               9,717***            -0 -
     Director of the Fund since 1989. President, Fletcher &
     Company, Inc.; Director (since February 1991) and
     formerly Chairman and Chief Executive Officer of
     Binnings Building Products, Inc. Mr. Fletcher is 69
     years old.

ANTHONY R. PUSTORINO                                              3,836***            -0 -
     Director of the Fund since 1989. Certified Public
     Accountant. Professor of Accounting, Pace University,
     since 1965 and director or trustee of 8 other Gabelli
     funds. Mr. Pustorino is 72 years old.

E. VAL CERUTTI                                                    2,696***            -0 -
     Director of the Fund since 1989. Chief Executive
     Officer of Cerutti Consultants, Inc.; Former President
     and Chief Operating Officer of Stella D'oro Biscuit
     Company (through 1992); Adviser, Iona College School of
     Business; Director of Lynch Corporation and director of
     1 other Gabelli fund. Mr. Cerutti is 59 years old.

DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP                   1,227,706(15.26%)      800***

---------

  * "Interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Gabelli is an "interested person" as a result of his employment as an officer of the Fund and the Adviser. Mr. Gabelli is a registered representative of Gabelli & Company, Inc., an affiliated broker-dealer. Mr. Pohl receives fees from Gabelli Funds, Inc., but has no obligation to provide any services to it. Although this relationship does not appear to require designation of Mr. Pohl as an "interested person," the Fund has made such designation in order to avoid the possibility that Mr. Pohl's independence would be questioned. Mr. Fletcher and Mr. Zizza each may be an "interested person" as a result of their past association within the last two years with Binnings Building Products, Inc., an entity which was controlled by GLI, Inc., an affiliate of the Adviser.

 ** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the Directors.

*** Less than 1%.

EXECUTIVE OFFICERS OF THE FUND

     Officers of the Fund are appointed by the Directors to serve at the pleasure of the Board. Listed below is a brief description of the recent business experience of each executive officer of the Fund not included in the listing of Directors. The business address of each of these officers is One Corporate Center, Rye, New York 10580-1434.

        NAME, POSITION WITH THE FUND            PRINCIPAL OCCUPATION DURING LAST FIVE YEARS AND AGE
        ----------------------------            ---------------------------------------------------
BRUCE N. ALPERT                                Vice President and Chief Operating Officer of the
Vice President and Treasurer                   Investment Advisory Division of Gabelli Funds, Inc.
since 1989                                     (the "Adviser"); officer of each mutual fund managed
                                               by the Adviser or its affiliates. Age 46

JAMES E. MCKEE                                 Vice President and General Counsel of GAMCO
Secretary since 1995                           Investors, Inc. since 1993; Secretary of all mutual
                                               funds managed by the Adviser or its affiliates; U.S.
                                               Securities and Exchange Commission, New York, (Branch
                                               Chief, 1992-1993, Staff Attorney, 1989-1992). Age 35

PETER W. LATARTARA                             Vice President of the Fund since 1998, Assistant Vice
Vice President since 1998                      President of the Fund since May 1997 and officer of
                                               one other Gabelli fund; formerly Assistant Vice
                                               President of Gabelli & Company, Inc. since 1996.
                                               Prior to 1996, Mr. Latartara was with the government
                                               relations firm of Black, Manafort, Stone and Kelly in
                                               Washington, D.C. Age 30

COMPENSATION OF OFFICERS AND DIRECTORS

     The Fund pays each Director not affiliated with the Adviser or its affiliates a fee of $5,000 per year plus $750 per meeting attended in person, together with the Director's actual out-of-pocket expenses relating to attendance at meetings. The aggregate remuneration paid by the Fund to such Directors during the fiscal year ended December 31, 1997, amounted to $47,500. No officers or employees of the Fund received more than $60,000 in compensation from the Fund. Officers of the Fund who are employed by the Adviser receive no compensation from the Fund. The following table shows the compensation paid to the Fund's non-affiliated Directors by the Fund and the other Gabelli Funds during the year ended December 31, 1997. No pension or retirement benefits are accrued as part of Fund expenses.

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED DECEMBER 31, 1997

                                                                              TOTAL COMPENSATION
                                                                                FROM THE FUND
                                                     AGGREGATE                 COMPLEX PAID TO
                                                    COMPENSATION                DIRECTORS AND
              NAME OF DIRECTOR                     FROM THE FUND                  OFFICERS*
              ----------------                     -------------              ------------------
MARIO J. GABELLI                                       $    0                      $     0
E. VAL CERUTTI                                         $8,000                      $10,000(2)
FELIX J. CHRISTIANA                                    $8,000                      $85,000(9)
ANTHONY J. COLAVITA                                    $8,000                      $79,190(13)
DUGALD A. FLETCHER                                     $8,000                      $16,000(2)
KARL OTTO POHL                                         $7,250                      $85,620(15)
ANTHONY R. PUSTORINO                                   $8,000                      $95,500(9)
ANTHONIE C. VAN EKRIS                                  $8,000                      $55,190(10)
SALVATORE J. ZIZZA                                     $8,000                      $47,500(4)

---------

* Represents the total compensation paid to such persons during the calendar year ended December 31, 1997 by investment companies (including the Fund) from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies.

     During the year ended December 31, 1997, the Directors of the Fund met eight times, four of which were special meetings of the Directors. Each Director then in office attended at least 75% of the meetings of Directors and of any Committee of which he is a member. Felix J. Christiana and Anthony R. Pustorino serve on the Fund's Audit Committee and are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Fund. During the fiscal year ended December 31, 1997, the Audit Committee met twice.

REQUIRED VOTE

     Election of each Director of the Fund requires the affirmative vote of the holders of a plurality of the applicable classes of shares of the Fund represented at the Meeting if a quorum is present.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH NOMINEE.

         PROPOSAL 2: TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS
                THE INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE
                         YEAR ENDING DECEMBER 31, 1998

     Upon recommendation by the Audit Committee, Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected by the vote of a majority of those Directors who are not "interested persons" of the Fund to serve as independent accountants for the Fund's fiscal year ending December 31, 1998. Price Waterhouse LLP has advised the Fund that it is independent with respect to the Fund in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission (the "Commission").

     Representatives of Price Waterhouse LLP are expected to be present at the Meeting to answer appropriate questions and will be given the opportunity to make a statement if they so desire.

REQUIRED VOTE

     Ratification of the selection of Price Waterhouse LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of shares of the Fund (Common and Preferred Stockholders voting together as a single class) represented at the Meeting if a quorum is present.

     THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE YEAR ENDING DECEMBER 31, 1998.

              PROPOSAL 3: OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote on such matters in accordance with their judgment.

                             ADDITIONAL INFORMATION

THE INVESTMENT ADVISER AND ADMINISTRATOR

     Gabelli Funds, Inc. is the Fund's Investment Adviser and Administrator. The business address of Gabelli Funds, Inc. is One Corporate Center, Rye, New York 10580-1434.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Fund's officers and Directors, officers and directors of the Adviser, affiliated persons of the Adviser, and persons who own more than ten percent of a registered class of the Fund's securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange. Officers, Directors and greater than ten percent shareholders are required by Commission regulation to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, the Fund believes that during 1997 such persons complied with all applicable filing requirements under the Exchange Act.

QUORUM

     On matters upon which the Common and Preferred Stockholders vote together as a single class, a majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. On matters upon which the Preferred Stockholders vote as a separate class, a majority of the shares of Preferred Stock entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting.

     If a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to the adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted for rejection of any such item against any such adjournment.

ABSTENTIONS AND VOTING BY BROKERS

     The shares over which brokers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Proposal 1, the election of two Directors by holders of both the Common Stock and the Preferred Stock voting as a single class, requires the affirmative vote of the holders of a plurality of the Fund's common and preferred shares present and voting at the Meeting, and the election of two Directors by holders of the Preferred Stock voting as a separate class requires the affirmative vote of the holders of a plurality of the shares of Preferred Stock present and voting at the Meeting. Proposal 2, ratification of the selection of the independent accountants, requires the affirmative vote of a majority of the Fund's shares present and voting at the Meeting. Abstentions and broker non-votes do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

REVOCATION OF PROXIES

     You may revoke your proxy at any time before it is voted by delivering a written notice of new revocation to the Secretary of the Fund, delivering a later-dated proxy that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

SOLICITATION OF PROXIES

     In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Gabelli Funds, Inc. and Boston EquiServe, the Fund's investment adviser (the "Adviser") and transfer agent (the

"Transfer Agent"), respectively, affiliates of the Adviser and Transfer Agent and other representatives of the Fund also may solicit proxies by telephone, telegraph or in person. In addition, the Fund has retained Georgeson and Company, Inc. to assist in the solicitation of proxies for a fee estimated at $3,000 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Fund's most recent annual report is available upon request, without charge, by writing the Fund at One Corporate Center, Rye, New York, 10580-1434 or calling the Fund at (800) 422-3554.

     Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report dated June 30, 1998.

                             SHAREHOLDER PROPOSALS

     All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 1999, must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting not later than December 1, 1998.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                                                     GBFCS-PS-98

                 THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, Anthony R. Pustorino, Felix J. Christiana and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible Securities Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the Cole Auditorium Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 11, 1998 at 8:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and FOR Proposal 2 and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

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           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

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Please sign this proxy exactly as your name(s) appear(s) on the books of the
Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
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HAS YOUR ADDRESS CHANGED?

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DO YOU HAVE ANY COMMENTS?

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
[X] PLEASE MARK VOTES                                                       ---|
    AS IN THIS EXAMPLE                                                         |


================================================================================
                 THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
================================================================================
                               COMMON SHAREHOLDER

     Mark box at right if an address change or comment has been noted
     on the reverse side of this card.                                   [ ]


                                                           ---------------------
        Please be sure to sign and date this Proxy.         Date
--------------------------------------------------------------------------------


----------Shareholder sign here-----------------------------Co-owner sign here--


1. To elect two (2) Directors of the Fund:
                                                       FOR ALL    WITH-  FOR ALL
                              MARIO J. GABELLI         NOMINEES   HOLD   EXCEPT
                               KARL OTTO POHL            [ ]       [ ]     [ ]

   NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF THE N0MINEE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE.


2. To ratify the selection of Price Waterhouse LLP as    FOR    AGAINST  ABSTAIN
   the independent accountants of the Fund for the
   year ending December 31, 1998.                        [ ]      [ ]      [ ]


3. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.



RECORD DATE SHARES:

                 THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, Anthony R. Pustorino, Felix J. Christiana and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all preferred shares of The Gabelli Convertible Securities Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the Cole Auditorium Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 11, 1998 at 8:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and FOR Proposal 2 and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

--------------------------------------------------------------------------------
           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------


DO YOU HAVE ANY COMMENTS?

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

[X] PLEASE MARK VOTES                                                       ---|
    AS IN THIS EXAMPLE                                                         |


================================================================================
                 THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
================================================================================
                             PREFERRED SHAREHOLDER

     Mark box at right if an address change or comment has been noted
     on the reverse side of this card.                                   [ ]


                                                           ---------------------
        Please be sure to sign and date this Proxy.         Date
--------------------------------------------------------------------------------


----------Shareholder sign here-----------------------------Co-owner sign here--


1. To elect four (4) Directors of the Fund:
                                                       FOR ALL    WITH-  FOR ALL
                                                       NOMINEES   HOLD   EXCEPT
                                MARIO J. GABELLI
                              FELIX J. CHRISTIANA        [ ]       [ ]     [ ]
                              ANTHONY J. COLAVITA
                                 KARL OTTO POHL


   NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE(S), MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE N0MINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).


2. To ratify the selection of Price Waterhouse LLP as    FOR    AGAINST  ABSTAIN
   the independent accountants of the Fund for the
   year ending December 31, 1998.                        [ ]      [ ]      [ ]


3. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.



RECORD DATE SHARES: